EXHIBIT 99.1

                          Grand Court Lifestyles, Inc.
                           Case Number: 00-32578(NLW)
                           Reporting Period: June 2002

                            MONTHLY OPERATING REPORT

-------------------------------------------------------------------------------------------------------------
                                                                    Form           Document     Explanation
REQUIRED DOCUMENTS                                                   No            Attached      Attached
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts & Disbursements                         MOR-1                X
-------------------------------------------------------------------------------------------------------------
  Bank Reconciliation                                             MOR-1(CONT)          X
-------------------------------------------------------------------------------------------------------------
  Copies of bank statements                                                            X
-------------------------------------------------------------------------------------------------------------
  Cash disbursement journals (attached to bank reconciliations)                        X
-------------------------------------------------------------------------------------------------------------
Statement of Operations                                           MOR-2                X
-------------------------------------------------------------------------------------------------------------
Balance Sheet                                                     MOR-3                X
-------------------------------------------------------------------------------------------------------------
Status of Post Petition Taxes                                     MOR-4
-------------------------------------------------------------------------------------------------------------
  Copies of IRS Form 6123 or payment receipt                                           X
-------------------------------------------------------------------------------------------------------------
  Copies of tax returns filed during reporting period                                  X
-------------------------------------------------------------------------------------------------------------
Summary of Unpaid Post Petition Debts                             MOR-4
-------------------------------------------------------------------------------------------------------------
  Listing of aged accounts payable                                                     X
-------------------------------------------------------------------------------------------------------------
Accounts Receivable Reconciliation & Aging                        MOR-5               N/A
-------------------------------------------------------------------------------------------------------------
Debtor Questionairre                                              MOR-5                X
-------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached document are true and correct to the best of my knowledge and belief.


/s/ Catherine V. Merlino CFO                    7/11/02
--------------------------------------          -------
Signature of Debtor                               Date


/s/ Catherine V. Merlino CFO                    7/11/02
--------------------------------------          -------
Signature of Authorized Individual                Date


/s/ Catherine V. Merlino CFO                    7/11/02
--------------------------------------          -------
Printed Name of Authorized Individual             Date

Case Number: 00-32578(NLW)                                            Form MOR-1

                          Grand Court Lifestyles, Inc.
                   Schedule of Cash Receipts and Disbursements
                          June 1, 2002 - June 30, 2002

                                   -------------------------------------------------------------------------------------------------
                                                                 Bank Accounts
                                   ---------------------------------------------------------------------
                                                                                 Real                      Current    Cumulative
                                      (1)     Payroll   Payroll   Multi-family  Estate  Rental  Edward     Period   filing to date
                                   Operating    Boca    Fort Lee  Sales-Escrow    Tax   Agency  Glatz      Actual       Actual
                                   -------------------------------------------------------------------------------------------------
Cash 6/1/02                        2,713,932    2,212     4,514     4,895,364  95,682  28,395   150,378   7,890,478    2,998,777
                                   =================================================================================================

Cash Receipts:

Transfer to/from DIP accounts                                                                                     0            0
Transfers (from DIP accounts)      1,164,819   62,000   189,000                                           1,415,879   22,301,430
Management fees                                                                                                   0    1,050,516
Bookkeeping fees                                                                                                  0      686,500
General Partner fees                                                                                              0    1,259,798
Sterling National Bank (2)                                                                                        0       (5,981)
Vendor refunds & expense
  reimbursments                        4,489                                                                  4,489      471,942
Caton                                 49,820                                                                 49,820      435,242
Notes, loans & other receivables      86,724                          818,819                               905,543    5,348,448
Sub-lease                                                                                                         0        7,300
Interest income                                                                                                   0      434,185
Construction funding reimbursements                                                                               0       73,376
Return of earnest money                                                                                           0       23,739
Lucinai Contribution                                                                                              0      261,557
Sale of Grand Court Assets                                                                                        0   10,834,144
Multi-family Sales                                                                                                0    4,359,175
Transition service fee                                                                                            0      515,000
Settlement of avoidance actions        1,519                                                                  1,519       37,519
Interest income-Bankruptcy             2,090                            3,224      63       19       99       5,495      271,034
                                   ---------------------------------------------------------------------------------------------

Total Receipts                     1,309,461   62,000   189,000       822,043      63       19       99   2,382,685   48,364,924

Cash Disbursements:

Net Payroll and related taxes
  and expenses                                (39,950) (117,500)                                           (157,450)  (8,008,339)
Insurance                            (11,093)                                                               (11,093)  (1,064,949)
Administrative                      (100,905)              (682)                                           (101,587)  (4,140,746)
Taxes                                 (3,500)                                                                (3,500)    (479,926)
Other (see attached schedule)       (118,840)                                                              (118,840)  (2,353,993)
Transfers (to DIP accounts)         (597,000)                        (818,819)                           (1,415,819) (22,301,430)
Restructuring Costs                  (57,634)                                                               (57,634)  (4,545,328)
US Trustee Quarterly Fees                                                                                         0      (61,750)
                                   ---------------------------------------------------------------------------------------------

Total Cash Disbursements            (888,972) (39,950) (118,182)     (818,819)      0        0        0  (1,865,923) (42,956,461)
                                   ---------------------------------------------------------------------------------------------

Net Cash Flow                        420,489   22,050    70,818         3,224      63       19       99     516,762    5,408,463
                                   ---------------------------------------------------------------------------------------------

Cash June 30, 2002                 3,134,421   24,262    75,332     4,898,588  95,745   28,414  150,477   8,407,240    8,407,240
                                   =============================================================================================

Calculating Trustee Quarterly Fees from Current Month Actual

                                                              Total
                                                          Disbursements
                                                          -------------

Total Disbursements                                         1,865,923
Less: Transfers to Debtor in Possession accounts           (1,415,819)
Plus: Estate Disbursements made by outside sources                  0
                                                            ---------
                                                              450,104
                                                            =========

(1) Represents the post-petition money market account and DDA account. The post-petition cash is kept in an investment account and transferred to the DDA account as needed
(2) Amount represents the book balances of a Sterling National Bank setoff; debtor has been unable to ascertain the details of the setoff.

Case Number:00-32578(NLW)

Schedule of Cash Receipts and Cash Disbursements
Supplementary Schedule
June 1, 2002 - June 30, 2002

Disbursements-Other

Property Funding-operations          47,175 (1)
Property Funding-multi-family        70,165 (2)
Multi-family advances                 1,500 (3)
                                  ---------
                                    118,840
                                  =========

(1) Amount represents total advanced by debtor to 2 senior living properties to pay operating expenses, legal fees and insurance.
(2) Amount represents total advanced to a mulit-family property to pay operating expenses pursuant to a court order.
(3) Amount represents amounts advanced to various multi-family investing partnerships for preparation of 2001 tax returns.

CHASE MANHATTAN BANK
BUSINESS CHECKING ACCT.
A/C 312-8380029-66
June 30, 2002

Beginning Balance @6/01/02                                            23,877.20

Add: Cash Receipts                                                   597,000.00
Less: Cash Disbursements                                            (542,973.13)
                                                                   ------------

Book Balance @6/30/02                                                 77,904.07

Less: Deposits and transit
Add: Outstanding Checks                                              120,806.92
                                                                   ------------

Bank Balance @6/30/02                                                198,710.99
                                                                   ============

CHASE CHECKING ACCOUNT
CASH RECEIPTS
June 30, 2002

06/04/02   Transfer from Chase money market acct.      170,000.00
06/10/02   Transfer from Chase money market acct.       21,000.00
06/13/02   Transfer from Chase money market acct.       36,000.00
06/18/02   Transfer from Chase money market acct.       85,000.00
06/24/02   Transfer from Chase money market acct.       25,000.00
06/26/02   Transfer from Chase money market acct.      260,000.00
                                                       ----------

                                                       597,000.00
                                                       ==========

CHASE MANHATTAN BANK
MONEY MARKET
A/C 312-8380029-65
June 30, 2002

Beginning Balance @6/01/02                                         2,690,058.10

Add: Cash Receipts                                                   963,461.06
Less: Cash Disbursements                                            (597,000.00)
                                                                   ------------

Book Balance @6/30/02                                              3,056,519.16

Less: Deposits in Transit-
Add: Outstanding Checks-
                                                                   ------------

Bank Balance @6/30/02                                              3,056,519.16
                                                                   ============

CHASE
MONEY MARKET ACCT.
ACCT. 312-8380029-65
RECONCILIATION-Cash Receipts
June 30, 2002

                                                                  GCL
                                                              ----------
Tax refund                                         06/03/02     1,484.72
Caton                                              06/05/02    29,047.10
Tax refund                                         06/05/02       990.73
Cashflow                                           06/05/02    37,602.18
Cashflow                                           06/06/02     7,186.05
Transfer from multi-family MM                      06/06/02   818,818.83
Caton                                              06/07/02    20,773.00
COBRA receipts                                     06/10/02     1,255.23
Avoidance claim settlement                         06/10/02     1,518.75
Cashflow                                           06/13/02     3,735.40
COBRA  Receipts                                    06/24/02       758.60
Batchelor receivable                               06/26/02    38,200.00
Interest Income                                    06/30/02     2,090.47

                                                              ----------
                                                              963,461.06
                                                              ==========

GRAND COURT LIFESTYLES, INC.
CHASE MONEY MARKET ACCT.
CASH DISBURSEMENTS
June 30, 2002

                Vendor                                               Check
Check No          Name                     Reference                  Date        Amount
-------------------------------------------------------------------------------------------
Debit      Grand Court  Transfer to Chase Business Checking Acct.   06/04/02     170,000.00
Debit      Grand Court  Transfer to Chase Business Checking Acct.   06/10/02      21,000.00
Debit      Grand Court  Transfer to Chase Business Checking Acct.   06/13/02      36,000.00
Debit      Grand Court  Transfer to Chase Business Checking Acct.   06/18/02      85,000.00
Debit      Grand Court  Transfer to Chase Business Checking Acct.   06/24/02      25,000.00
Debit      Grand Court  Transfer to Chase Business Checking Acct.   06/26/02     260,000.00
                                                                                 ----------

                                                                                 597,000.00
                                                                                 ==========

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION
Bank Atlantic Boca-Payroll

                                                 2002
                                                 June

BOOK BAL BEGINNING                             2,210.69

CR - PER G/L
                                WT fm Chase   19,000.00
                                WT fm Chase   20,000.00
                                WT fm Chase   23,000.00
CD-PAYROLL-per ADP                6/7/02     (19,911.65)
                                 6/21/02     (20,038.32)

CD-S/C

BOOK BAL ENDING                               24,260.72
                                              =========

DIT:

O.S:                             ck#3746       1,927.85

                                               1,927.85

BANK BALANCE                                  26,188.57
                                              =========

Per Bank Statement                            26,188.57

                                                  (0.00)

GRAND COURT LIFESTYLES, INC.
PAYROLL BANK RECONCILIATION

                                              June 2002

BOOK BAL BEGINNING                              4,512.12

CR - PER G/L                    WT fm Chase    70,000.00
                                WT fm Chase    46,000.00
                                WT fm Chase    73,000.00
CD-PAYROLL-per ADP sheets       6/7/02        (41,962.49)
                                6/21/02       (23,818.86)

Payroll taxes                   6/7/02        (28,042.79)
Payroll taxes                   6/21/02       (23,052.53)
Payroll taxes

Garnishments                    ck#1355       (1,311.50)
Garnishments                    ck#1356       (1,311.50)
Garnishments
safety deposit box                              (328.60)
Other-ADP charges                               (190.27)
Other-ADP charges                                (88.76)
Other-ADP charges                                (73.65)
Other-ADP charges
Other-ADP charges

CD-S/C

BOOK BAL ENDING                               75,331.27
                                              =========

DIT:

O/S:                            ck#3738        1,774.96

Total Outstanding Checks                       1,774.96

BANK BALANCE                                  77,106.23
                                              =========

Per Bank Statement                            77,106.23

                                                  (0.00)

CHASE MANHATTAN BANK
MULTI FAMILY MONEY MARKET
A/C 312-8380029-67
June 30, 2002

Beginning Balance @6/01/02                                         4,895,364.80

Add: Cash Receipts-multifamily cashflow                              818,818.83
Add: Cash Receipts-interest income                                     3,224.16
Less: Transfer to Chase MM                                          (818,818.83)
                                                                   ------------

Book Balance @6/30/02                                              4,898,588.96

Less: Deposits in Transit                                                  0.00
Add: Outstanding Checks                                                    0.00
                                                                   ------------

Bank Balance @6/30/02                                              4,898,588.96
                                                                   ============

CHASE MANHATTAN BANK
REAL ESTATE ESCROW ACCOUNT
A/C 312-8396952-65
June 30, 2002

Beginning Balance @6/01/02                                            95,682.07

Add: Cash Receipts-Interest Income                                        62.93
Less: Cash Disbursements                                                   0.00
                                                                   ------------

Book Balance @6/30/02                                                 95,745.00

Less: Deposits in Transit                                                  0.00
Add: Outstanding Checks                                                    0.00
                                                                   ------------

Bank Balance @6/30/02                                                 95,745.00
                                                                   ============

CHASE MANHATTAN BANK
RENTAL AGENCY ESCROW ACCT.
A/C 312-8396952-65
June 30, 2002

Beginning Balance @6/01/02                                            28,394.82

Add: Cash Receipts                                                        18.68
Less: Cash Disbursements
                                                                   ------------

Book Balance @6/30/02                                                 28,413.50

Less: Deposits in Transit                                                  0.00
Add: Outstanding Checks                                                    0.00
                                                                   ------------

Bank Balance @6/30/02                                                 28,413.50
                                                                   ============

CHASE MANHATTAN BANK
MONEY MARKET-Ed Glatz
A/C 312-8380029-68
June 30, 2002

Beginning Balance @6/01/02                       150,377.94

Add: Transfer from Chase Money Market
Add: Cash Receipts-interest income                    98.91

                                                 ----------

Book Balance @6/30/02                            150,476.85

Less: Deposits in Transit                              0.00
Add: Outstanding Checks                                0.00
                                                 ----------

Bank Balance @6/30/02                            150,476.85
                                                 ==========

                                                                      Form MOR-2
                          Grand Court Lifestyles, Inc.
                                Income Statement
                          June 1, 2002 - June 30, 2002

                                                            Cumulative Filing
                                                   06/30/02      to Date
                                              -------------------------------
Revenues:

Management Fee Income                                    0       2,279,074
General Partner Fees                                     0         304,645
Interest Income                                    599,396      11,890,519
Deferred Profit Earned                              46,823       1,292,966
Loss from Wholly-Owned Subsidiaries             (1,060,264)     (4,351,737)
Loss from Joint Ventures                          (247,274)     (1,592,432)
Other Income                                         1,519         552,519
                                              ----------------------------

Total Revenues                                    (659,800)     10,375,554

Administrative Expenses:

Travel                                               4,032         111,384
Telephone                                            4,202         338,816
Federal Express                                      1,585          84,549
Postage                                                  0          43,872
Office Supplies & Expense                            7,317         310,240
Outside Storage                                      1,665          44,616
Miscellaneous                                            0          42,846
ADP                                                    353          18,066
Legal & Accounting                                       0         297,855
Licenses & Filing Fees                               1,780          56,274
Recruitment                                              0           8,855
Printing                                                 0           8,765
Caton Expenses                                      10,941         462,937
Rent                                                24,499       1,227,397
Computer Equipment Maintenance                       1,378         190,817
Insurance                                            6,139         887,730
Equipment Leases                                     3,571         168,844
Office Salaries and expenses                       310,389       8,087,977
Director's Fees                                          0           9,500
Interest                                                 0          25,874
Corporate Taxes                                          0         394,909
Amortization                                             0         757,925
                                              ----------------------------

Total Administrative Expenses                      377,851      13,580,048
                                              ----------------------------

Extraordinary Expenses:

Net loss due to loss of properties (1)             (36,600)     26,630,388
                                              ----------------------------

Total Expenses                                     341,251      40,210,436
                                              ----------------------------

Net Income(Loss) Before Reorganization
  Expenses                                      (1,001,051)    (29,834,882)
                                              ----------------------------

Restructuring Expenses:
Administrative fees                                (56,822)       (523,657)
Professional fees                                        0      (4,537,534)
US Trustee Quarterly Fees                                0         (61,750)
Interest Earned on Accumulated Cash
  from Chapter 11                                    5,495         271,035
                                              ----------------------------

Total Reorganization Expenses                      (51,327)     (4,851,906)
                                              ----------------------------

Net Income(Loss)                                (1,052,378)    (34,686,788)
                                              ============================

Note (1):

(a) Net loss due to loss of properties for the month of June represents:

(i) reduction of loans payable due to the collection of investor notes which were sold as part of the sale of the general partner interests pursuant to section 363 of the bankruptcy code and the application of the investor note payments to the Debtor's
liability.                                                              (36,600)
                                                                        =======

(b) A final analysis of all of the details of the sale of the general partner interests and related assets and its effect on the balance sheet and income statement of the debtor has not yet been completed.

(c) The ficsal year end of the debtor is January 31, 2002. Certain financial information needed in order to finalize the debtor's fiscal year end is not yet available. This information will be reported in the monthly operating report in which the information becomes available.

In the month of June 2002, the Debtor received and reflected the final information necessary for its fiscal year end January 31, 2002.

                                                                      Form MOR-3

                          Grand Court Lifestyles, Inc.
                                  Balance Sheet
                                  June 30, 2002

                                                    Book Value      Book Value
                                                    at end of      on Petition
                                                      Month            Date
                                                --------------------------------

Assets:

Cash                                                  8,407,240       2,998,777
Notes & Receivables                                 169,019,022     227,986,234
Investments                                           2,618,154      16,099,729
Construction in Progress                                      0         739,486
Furniture & Equipment-net                                49,313       4,658,158
Other Assets                                         16,636,181      18,526,143
                                                --------------------------------

Total Assets                                        196,729,910     271,008,527
                                                ================================

Liabilities Not Subject to Compromise:

Accounts Payable                                        445,970         549,781
Professional Fees                                       801,862              --
                                                --------------------------------

Total Post-Petition Liabilities                       1,247,832         549,781
                                                --------------------------------

Deferred Income                                      41,683,414      67,403,696
Deferred Rent Obligations                                    --       2,741,705

Liabilities Subject to Compromise:

Secured Debt                                         90,212,409     106,385,512
Priority Debt                                           217,279         486,635
Unsecured Debt                                       88,414,880      84,197,250
                                                --------------------------------

Total Pre-Petition Liabilities                      178,844,568     191,069,397
                                                --------------------------------
Stockholders' Equity:

Common Stock                                            178,000         178,000
Treasury Stock                                       (1,579,817)     (1,579,817)
Paid-in-Capital                                      75,350,594      75,053,000
Accumulated Deficit                                 (57,091,480)    (57,190,813)
Net (loss) for period                               (41,903,201)     (7,216,422)
                                                --------------------------------

Total Stockholders' Equity                          (25,045,904)      9,243,948
                                                --------------------------------

Total Liabilities & Stockholders' Equity            196,729,910     271,008,527
                                                ================================

                           Case Number: OO-32578(NLW)
                      Reporting Period: Month of June 2002
                          Status of Postpetition Taxes
                             Fort Lee & Boca office

                        Beginning     Amount                                                          Ending
                           Tax       Withheld          Amount       Date              Check No          Tax
                        Liability   or Accrued          Paid        Paid               or EFT        Liability
                       ---------------------------------------------------------------------------------------
Federal

Withholding                (0)       27,653            27,653      6/7,6/21           see attached      (0)
FICA-Employee              (0)        6,645             6,645      6/7,6/21           see attached      (0)
FICA-Employer              (0)        6,645             6,645      6/7,6/21           see attached      (0)
Unemployment                0                                                                            0
Income                      0                                                                            0
Other:                      0                                                                            0
                         -------------------------------------------------------------------------------------
   Total Federal Taxes      0        40,943            40,943              0                     0       0
                         -------------------------------------------------------------------------------------

State & Local

Withholding                 0         7,885             7,885      6/7,6/21           see attached       0
Sales
Excise
Unemployment                0           267               267      6/7,6/21           see attached       0
Real Property
Personal Property
Other
                         -------------------------------------------------------------------------------------
   Total State & Local      0         8,152             8,152               0                    0       0
                         -------------------------------------------------------------------------------------

Total Taxes                (0)       49,095            49,095               0                    0       0
                         =====================================================================================

Case Number:00-32578(NLW)                                            Form MOR-4

                          Grand Court Lifestyles, Inc.
                         Summary of Post Petition Debts
                         Reporting period: June 30, 2002

                                                        Number of Days Past Due
                            Current     O-30       31-60    61-90   Over 90   Total
                           ----------------------------------------------------------
Accounts Payable                        4,831          0    11,478   19,191    35,501
Accrued expenses            150,000                                  19,805   169,805
Taxes Payable                24,014                                            24,014
Other                       194,478     2,695      2,672    10,991    5,814   216,650
                           ----------------------------------------------------------

Total Post Petition Debts   368,492     7,526      2,672    22,469   44,810   445,970
                           ==========================================================

                                                                       For MOR-5

                          Grand Court Lifestyles, Inc.
                            Case Number 00-32578(NLW)
                          Reporting Period - June 2002

Debtor Questionaire
                                                             Yes          No
--------------------------------------------------------------------------------
1.    Have any assets been sold or transferred outside
      the normal course of business this reporting
      period? If yes, provide an explanation below.                        X
--------------------------------------------------------------------------------
2.    Have any funds been disbursed from any account
      other than a debtor in possession account this
      reporting period? If yes, provide an explanation
      below.                                                               X
--------------------------------------------------------------------------------
3.    Have all postpetition tax returns been timely
      filed? If no, provide an explanation below.             X
--------------------------------------------------------------------------------
4.    Are workers compensation, general liability and
      other necessary insurance coverages in effect? If
      no, provide an explanation below.                       X
--------------------------------------------------------------------------------